NATIXIS FUNDS

LOOMIS SAYLES FUNDS

(the “Funds”)

Supplement dated June 17, 2011 to the Class A, B and C Prospectus, the Class A and C Prospectus and the Class Y Prospectus, each dated May 1, 2011, as may be revised or supplemented from time to time, for the following funds:

Absolute Asia Dynamic Equity Fund	Loomis Sayles Absolute Strategies Fund
AEW Real Estate Fund	Loomis Sayles Multi-Asset Real Return Fund
ASG Diversifying Strategies Fund	Natixis Income Diversified Portfolio
ASG Global Alternatives Fund	Natixis Oakmark Global Fund
ASG Managed Futures Strategy Fund	Natixis Oakmark International Fund
CGM Advisor Targeted Equity Fund	Natixis U.S. Multi-Cap Equity Fund
Gateway Fund	Vaughan Nelson Small Cap Value Fund
Hansberger International Fund	Vaughan Nelson Value Opportunity Fund
Harris Associates Large Cap Value Fund	Westpeak ActiveBeta® Equity Fund

Supplement dated June 17, 2011 to the Class A, B and C Prospectuses and the Class Y and Admin Prospectuses, each dated February 1, 2011, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Growth Fund	Loomis Sayles Mid Cap Growth Fund
Loomis Sayles High Income Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles International Bond Fund	Loomis Sayles Value Fund

Supplement dated June 17, 2011 to the Admin, Retail and Institutional Class Prospectuses, each dated February 1, 2011, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Bond Fund	Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small Cap Value Fund

Supplement dated June 17, 2011 to the Institutional Class Prospectuses, dated February 1, 2011, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Fixed Income Fund Loomis Sayles High Income Opportunities Fund	Loomis Sayles Investment Grade Fixed Income Fund Loomis Sayles Securitized Asset Fund
Loomis Sayles Institutional High Income Fund

Effective July 1, 2011, the first paragraph within the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares” is hereby amended and restated as follows:

Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Effective July 1, 2011, the sub-section “Trade Activity Monitoring” within the section “Restrictions on Buying, Selling and Exchanging Shares” is hereby amended and restated as follows:

Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund and the Distributor, as well as an adviser to a Fund, may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Funds’ stated policies on frequent trading, are harmful to a fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Effective July 1, 2011, the sub-section “Accounts Held by Financial Intermediaries” within the section “Restrictions on Buying, Selling and Exchanging Shares” is hereby amended and restated as follows:

The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.